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                                    EXHIBIT 10.30
             LEASES FOR THE COMPANY'S PROPOSED FACILITY TO BE CONSTRUCTED
                                 DATED AUGUST 7, 1997


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                                        [LOGO]

               STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
                  (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.  BASIC PROVISIONS ("Basic Provisions")

    1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only, August 7, 1997, is made by and between W.H. Pomerado LLC, a California limited liability company ("Lessor") and ONTRO, INC., a California corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

    1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as Lot 73B of the Pomerado Business Park located in the County of Poway, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) See Addendum, Sections 1 and 5 ("Premises"). (See also Paragraph 2)

    1.3   TERM: See Addendum, Section 2 (See also Paragraph 3)

    1.4 EARLY POSSESSION: Not applicable. ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

    1.5   BASE RENT: See Addendum, Section 3 for Base Rent and Addendum,
Section 4 for Operating Expenses payment.
                                                       *See Addendum, Section 3.

    1.6 BASE RENT PAID UPON EXECUTION: $12,638 which is a portion of the Base Rent for the first month following the Commencement Date, and $4,260 for the Estimated Operating Expense payment for the first month.*

    1.7 SECURITY DEPOSIT: $25,276, of which $12,638.00 shall be ** ("Security Deposit"). (See also Paragraph 5)

    1.8 AGREED USE: Manufacture, sales and administration of self-heating devices for food and other related products. (See also Paragraph 6)

    1.9 INSURING PARTY. Lessee is the "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8)

    1.10  REAL ESTATE BROKERS: (See also Paragraph 15)
          (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):
[X] CB Commercial represents Lessor exclusively ("LESSOR'S BROKER");
[X] Grubb & Ellis  represents Lessee exclusively ("LESSEE'S BROKER"); or
[ ] represents both Lessor and Lessee ("DUAL AGENCY").

    1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by: Not applicable. ("GUARANTOR"). (See also Paragraph 37)

    1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 13, and Exhibits 1 through 5, all of which constitute a part of this Lease.

2.  PREMISES

    2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less. See Addendum, Section 1.

    2.2 CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "BUILDING") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, (ii) six (6) months as to the HVAC systems, (iii) thirty (30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. See Addendum, Sections 5 and 6.

    2.3 COMPLIANCE. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows: See Addendum, Section 7.

** credited back to Tenant in month thirteen (13) of the initial Lease Term; provided, however, Tenant is not in default at any time prior to month thirteen (13).


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          (a) Subject to Paragraph 2.3(c) below, if such Capital
Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten
(10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure. Lessee may advance such funds and deduct same, with interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days' written notice to Lessor.

          (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

    2.4 ACKNOWLEDGMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

    2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.  TERM. See Addendum, Section 2.

    3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

    3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

    3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty
(60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee when required and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four
(4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

    3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.  RENT. See Addendum, Sections 3 and 4.

          4.1. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

          4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgement, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.  USE.

    6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold


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or delay its consent to any written request for a modification of the Agreed
Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

    6.2   HAZARDOUS SUBSTANCES. See Addendum, Section 10,

          (a)  REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS
SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

          (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence, or intentional acts of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g) LANDLORD TERMINATION OPTION. If a Hazardous Substance
Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

    6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor unless a violation of Applicable Requirements, or a contamination is found to exist or to be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7. MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS. See Addendum, Section 4.

    7.1   LESSEE'S OBLIGATIONS.

          (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep


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the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

          (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements. ("Basic Elements"), if any, as and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire protection systems, (iv) landscaping and irrigation systems, (v) roof covering and drains, and (vi) asphalt and parking lots, (vii) clarifiers and (viii) any other equipment, if reasonably required by Lessor.

          (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

    7.2 LESSOR'S OBLIGATIONS. Subject To The Provisions Of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage Or Destruction) And 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

    7.3   UTILITY INSTALLATIONS; ALTERATIONS; TRADE FIXTURES.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY
INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

          (b) CONSENT. Any Alterations or Utility Installations that
Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees, and costs.

    7.4   OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) REMOVAL. By delivery to Lessee of written notice from Lessor not later than ninety (90) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.  INSURANCE; INDEMNITY.   See Addendum, Section 4.

    8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following the receipt of an invoice.

    8.2   LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee


                                        PAGE 4
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and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's Indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder.
All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

    8.3   PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

          (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

    8.4   LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

          (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) BUSINESS INTERRUPTION. If reasonably available, and if Lessor requests Lessee to do so in writing, Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

    8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it. the other Party may, but shall not be required to, procure and maintain the same.

    8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required. or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

    8.7 INDEMNITY. Except for Lessor's sole negligence, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

    8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  DAMAGE OR DESTRUCTION.

    9.1   DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

    9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable bails for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

    9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

    9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee', Lessor shall have the right to recover Lessor's damages from Lessee except as provided in Paragraph 8.6.

    9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of
(i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

    9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) ABATEMENT. In the event of Premises Partial Damage or
Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

          (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect."COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises. whichever first occurs.

    9.7 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

    9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES. SEE ADDENDUM, SECTION 4.

    10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

    10.2

          (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease; Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent Payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

    10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

    10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12. ASSIGNMENT AND SUBLETTING.

    12.1  LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

          (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

          (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

          (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

    12.2  TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

          (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

          (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

          (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 or ten percent (10%) of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

    12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

          (b) In the event of a Breach by Lessee, Lessor may, at its option; require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

          (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. DEFAULT; BREACH; REMEDIES.

    13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

          (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

          (b) The failure of Lessee to make any payment of Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

          (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

    13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

    13.3 INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement
Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

    13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

    13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due. The interest ("INTEREST") charged shall be equal to the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus 4%, but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

    13.6  BREACH BY LESSOR.

          (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

          (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. BROKERS' FEE.

    15.1 ADDITIONAL COMMISSION. In addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located,
(c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

    15.2 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

    15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. TENANCY STATEMENT/ESTOPPEL CERTIFICATE.

    16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party an estoppel certificate in writing, in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

    16.2 If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Except with respect to Lessor's fraud, gross negligence or willful misconduct, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, of any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23. NOTICES.

    23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

    23.2 DATE OF NOTICE. Any notice sent by registered or certified mall, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mall. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as it both parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

    30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

    30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

    30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

    30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereinafter defined) in any such proceeding, action or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment, The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time. In the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all
existing subtenancies.   Lessor's failure within ten (10) days following any
such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and, other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37. GUARANTOR.

    37.1 EXECUTION. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

    37.2 DEFAULT. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. OPTIONS.

    39.1 DEFINITION. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

    39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

    39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

    39.4  EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the, giving of. any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures. and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. It at any time a dispute shall arise as to any amount of sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority. See Addendum Section 11.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
--------------------------------------------------------------------------------


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:     El Cajon                Executed at:     Poway
            -------------------------                -----------------------------
on:             8/11/97                  on:              8-11-97
   ----------------------------------       --------------------------------------

By LESSOR:                               By LESSEE:
W.H. Pomerado LLC, a California limited  ONTRO, INC., a California corporation
-------------------------------------    -----------------------------------------
liability company , By Its Manager,
-------------------------------------    -----------------------------------------
Hamann Properties, Inc., a California
-------------------------------------
corporation

By: /s/ Jeffrey C. Hamann                By: /s/ James A. Scudder
   ----------------------------------       --------------------------------------
Name Printed: Jeffrey C. Hamann          Name Printed: James A. Scudder
             ------------------------                 ----------------------------
Title: President                         Title: President and CEO
      -------------------------------          -----------------------------------

By: /s/ Greg Hamann                      By:
   ----------------------------------       --------------------------------------
Name Printed: Greg Hamann                Name Printed:
             ------------------------                 ----------------------------
Title: Secretary                         Title:
      -------------------------------          -----------------------------------
Address: 475 West Bradley Avenue         Address: 12675 Danielson Court- Suite 401
        -----------------------------            ---------------------------------
         El Cajon, CA, 92020                      Poway, CA 92064
-------------------------------------    -----------------------------------------
Telephone:(619) 440-7424                 Telephone:(619) 486-7200
               ----------------------                   --------------------------
Facsimile:(619) 440-8914                 Facsimile:(619) 486-7204
               ----------------------                   --------------------------
Federal ID No.                           Federal ID No.
              -----------------------                  ---------------------------
BROKER:                                  BROKER:

-------------------------------------    -----------------------------------------
Executed at:                             Executed at:
            -------------------------                -----------------------------
on:                                      on:
   ----------------------------------       --------------------------------------

By:                                      By:
   ----------------------------------       --------------------------------------
Name Printed:                            Name Printed:
             ------------------------                 ----------------------------
Title:                                   Title:
      -------------------------------          -----------------------------------
Address:                                 Address:
        -----------------------------            ---------------------------------

-------------------------------------    -----------------------------------------
Telephone:(   )                          Telephone:(   )
               ----------------------                   --------------------------

Facsimile:(   )                          Facsimile:(   )
               ----------------------                   --------------------------
Federal ID No.                           Federal ID No.
              -----------------------                  ---------------------------


NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777, Fax No. (213) 687-8616.


                                       PAGE 12

         -C-Copyright 1996 -- By American Industrial Real Estate Association.
                                 All rights reserved.
            No part of these works may be reproduced in any form without permission in writing.

State of California


                     SALE/LEASE AMERICANS WITH DISABILITIES ACTS
                          AND HAZARDOUS MATERIALS DISCLOSURE



The United States Congress has enacted the Americans With Disabilities Act. Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes. The Owners of the Property, Whitaker Investment Corporation and the real estate brokers, if any, in this transaction are not qualified to advise you as to what, if any, changes may be required now, or in the future. Lessees should consult the attorneys and qualified design professionals of their choice for information regarding these matters. The Owners of the Property, Whitaker Investment Corporation and the real estate brokers cannot determine which attorneys or design professionals have the appropriate expertise in this area.

Various construction materials may contain items that have been or may in the future be determined to be hazardous (toxic) or undesirable and may need to be specifically treated/handled or removed. For example, some transformers, and other electrical components contain PCB's, and asbestos has been used in components such as fire-proofing, heating and cooling systems, air duct insulation, spray-on and tile acoustical materials, linoleum, floor tiles, roofing, dry wall and plaster. Due to prior or current uses of the Property or in the area, the Property may have hazardous or undesirable metals, minerals, chemicals, hydrocarbons, or biological or radioactive items (including electric and magnetic fields) in soils, water, building components, above or below-ground containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Expert inspections are necessary. Current or future laws may require clean up by past, present and/or future owners and/or operators. It is the responsibility of the Lessee to retain qualified experts to detect and correct such matters and to consult with legal counsel of their choice to determine what provisions, if any, they may wish to include in transaction documents regarding the Property.

To the best of Lessor's knowledge, Lessor has attached to this Disclosure copies of all existing surveys and reports known to Lessor regarding asbestos and the hazardous materials and undesirable substances related to the Property. Lessor is required under California Health and Safety Code Section 25915 et seq. to disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Lessees have similar disclosure obligations. Lessors and Lessees have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter. The Owners of the Property, Whitaker Investment Corporation and real estate brokers, if any, are not qualified to assist you in this matter or provide you with other legal or tax advice.

LANDLORD                                TENANT
--------                                ------

W. H. Pomerado                          Ontro, Inc., A California Corporation


By: /s/ Jeffrey C. Hamann               By: /s/ James A. Scudder
   -------------------------               -------------------------
                                                James A. Scudder

Title: President                        Title: President
      ----------------------                  ----------------------


Date:  8-11-97                          Date:  8-11-97
     -----------------                       -----------------

                                RULES AND REGULATIONS.


These Rules and Regulations ("Rules") are adopted by the Lessor pursuant to the Lease to which the rules are annexed. The Rules supplement the Lease and in the event of any conflict or inconsistency between the Lease and the Rules, the Lease will control. The Rules may be changed from time to time by Lessor, subject to any restrictions set forth in the Lease, and any such changes shall be effective immediately upon delivery to Lessee. Accordingly, the Lessor adopts the following Rules:

                                    GENERAL RULES

     1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside, or inside if visible from the exterior, of any building without the prior written consent of Lessor. Lessor shall have the right to remove, at Lessee's expense and without notice, any item installed or displayed in violation of the Rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee and in a configuration and style approved by Lessor, in its sole discretion.

     2. If Lessor objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Lessee shall immediately discontinue such use. Lessee shall not place anything against or near glass partitions, doors or windows which is visible from outside the Premises without Lessor's consent.

     3. Concurrently with Lessee's occupancy of the Premises, Lessee shall furnish Lessor, free of charge, one set of keys to each door lock on the Premises. Lessee shall be entitled to make or have made additional keys as Lessee desires. Lessee shall not alter any lock or install a new additional lock or bolt on any door of its Premises without furnishing Lessor, without charge, a new set of keys. Lessee, upon the termination of its Lease, shall deliver to Lessor the keys to all doors within the Premises.

     4. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Lessor's installation instructions for any such equipment.

     5. Deliveries of equipment, materials, furniture, packages, supplies, merchandise or other property will be received at the Project in a manner and method which does not impede or interfere with other tenants or the operation of any portion of the Project. Lessee shall be responsible for all repairs and replacements to the Project required on account of damage or injury caused by deliveries to Lessee's Premises.

     6. Lessee shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Project. Heavy objects shall, if considered necessary by Lessor, stand on such platforms as determined by Lessor to be necessary to properly distribute the weight, which platforms shall be provided at Lessee's expense. Business Machines and mechanical equipment belonging to Lessee, which cause noise or vibration that may be transmitted to any structure of the Project or to any space therein to such a degree as to be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Lessor will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Project by maintaining or moving such equipment or other property shall be repaired at the expense of Lessee.

     7. Lessee shall not use or keep in the Premises or about the Project any kerosene, gasoline or inflammable or combustible fluid or materials other than those limited quantities necessary for the operation or maintenance of office equipment. Lessee shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odor or vibrations.

     8. Lessee shall not use any method of heating or air-conditioning other than that approved by Lessor, in its reasonable discretion.

     9. Lessee shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Project's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Lessee has actual notice, and shall refrain from attempting to adjust controls. Lessee shall keep corridor doors closed, and shall close window coverings at the end of each business day.

     10. Lessee shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries sustained by other tenants or occupants of the Project or by Lessor arising from Lessee's noncompliance with this Rule.

     11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees, shall have caused it.

     12. Lessee shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of any building, except with Lessor's consent. Lessee shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

     13. All Lessee's installations, improvements and alterations shall be carried out in a manner and method designed to minimize any damage to the Premises on account of the installation or removal of such items. Lessee shall repair any damage resulting from Lessee's installations, improvements and alterations and the removal thereof upon termination of the Lease.

     14. Canvassing, soliciting and distribution of handbills or any other written materials, and peddling upon the Project are prohibited and Lessee shall cooperate to prevent such activities.

     15. Lessor reserves the right to exclude or expel from the Project any person who, in Lessor's judgement, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules, provided Lessor shall be under no obligation to do so nor have any liability to Lessee on account of Lessor's failure to exclude any person.

     16. Lessee shall store all its trash and garbage within its Premises or in other facilities provided by Lessor. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Lessor. All trash placed in the trash box or receptacle shall be generated within the Property. Lessee shall not import any trash or waste generated in the conduct of the Lessee's business into the Property nor shall Lessee use the trash box or receptacles to dispose of this trash or waste. Lessee will instruct Lessee's employees, agents, clients or invitees to dispose all trash or waste in a clean, orderly manner, to break down all cardboard containers and to place all trash IN the trash box or receptacle and not on or about the trash box or receptacle.

     17. Equipment Storage - No material, equipment, supplies, or products shall be stored or permitted to remain on the property outside a permanent structure unless prior approval is obtained from the Lessor. Approval of outside storage will be granted only where storage is visually screened from all approaches.

     18. Pets or Animals - No pets or animals are allowed on the property or within Lessee's Premises.

     19. Without the written consent of Lessor, Lessee shall not use the name of the Project in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

     20. Lessee shall comply with all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

     21. Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     22. Lessor may waive any one or more of these Rules for the benefit of Lessee or any other tenant, but no such waiver by Lessor shall be construed as a waiver of any other Rule in favor of Lessee or any other tenant, nor prevent Lessor from thereafter enforcing any such Rules against any or all of the tenants of the Project.

     23. The rules are in addition to, and shall not be construed to in any way modified or amend, in whole or in part, the terms, covenants, agreements and conditions of Lessee's Lease of its Premises of the Project.

     24. Lessee shall be responsible for the observance of all of the Rules by Lessee's employees, agents, clients, customers, invitees and guests.

                                    PARKING RULES

     25. Lessor shall not be responsible for loss, injury or damage to any vehicle arising from the use of parking areas in the Project. In the event the general exclusion of liability set forth in the preceding sentence is determined not to apply to any particular claim, specific limitations on liability set forth below shall apply to any claim against Lessor arising in connection with the use of parking areas in the Project. All claimed damage or loss must be reported and itemized in writing, delivered to the Lessor within two (2) business days after any claimed damage or loss occurs. Any claim not so made is waived. Lessor has the option to make repairs, at its expense, of any claimed damage within two (2) business days after filing of any claim. In all court actions the burden of proof to establish a claim remains with the Lessee. Court actions by Lessee for any claim must be filed within ninety (90) days from date of parking when a claimed loss occurred. Lessor is not responsible for damage by water, fire or defective brakes, or part, or for the act of omissions of others, or for articles left in the car. The total liability of Lessor is limited to $250.00 for all damages or loss to any vehicle. Lessor is not responsible for loss of use.

     26. Lessee shall not park or permit the parking of any vehicle under Lessee's reasonable control in any parking areas designated by Lessor as areas for parking by visitors to the Project or for deliveries or assigned to other tenants or occupants of the Project. Lessee shall not leave vehicles in the parking area overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles.

     27. In the event Lessor reasonably determines that a system of parking registration is required to provide for the orderly use of the parking areas within the Project, Lessor may institute a system of requiring decals or stickers. Parking stickers or any other device or form of identification supplied by Lessor as a condition of use of the parking areas shall remain the property of Lessor. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

     28. Vehicles must be parked entirely within the painted stall lines of a single parking stall. All directional signs and arrows must be observed. The speed limit within all parking areas shall be five (5) miles per hour.

     29. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles; (c) where "no parking" signs are posted; (d) on ramps; (e) in cross hatched areas; and (f) in such other areas as may be designed by Lessor.

     30. Every vehicle owner is required to park and lock his own vehicle. All responsibility for damage to a vehicle or theft of property from a vehicle is assumed by the vehicle owner.

     31. Parking areas are for the temporary parking of vehicles only. No storage of vehicles or other items will be permitted. Washing, waxing, cleaning or servicing of any vehicle is prohibited.

     32. Lessee shall acquaint all employees, customers and guests of these rules.

     33. Lessor reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Lessor may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the vehicle to removal.

                                  ADDENDUM TO LEASE

    This Addendum to Lease ("Addendum") is made by and between W.H. POMERADO LLC, a California limited liability company ("LESSOR") and ONTRO, INC., a California corporation ("LESSEE") and is intended to supplement that certain Standard Industrial/Commercial Single-Tenant Lease-Net between LESSOR and LESSEE dated August 7, 1997 ("Lease") to which this Addendum is annexed. If there is any inconsistency between this Addendum and the Lease, the terms of this Addendum shall supersede and control. LESSOR and LESSEE agree as follows:

    1. PREMISES AND BUILDING SHELL DESCRIPTION. The Premises shall consist of the land described in the Legal Description annexed to this Addendum as EXHIBIT "1" together with the Building Shell and the Tenant Improvements as defined in section 5 of this Addendum. Subject to subsection 1.2 of this Addendum, the Building Shell shall be designed and constructed in accordance with those certain architectural plans dated July 23, 1997 prepared by Kenneth
D. Smith, Architect, & Associates, Inc. ("Architect") which are more particularly described in EXHIBIT "2" annexed to this Addendum ("Building Shell Plans"). The components of the Building Shell construction shall also conform to the specifications attached as EXHIBIT "3" to this Addendum ("Specifications").

         1.1 PLANNED SIZE AND FINAL MEASUREMENT. It is planned that Building Shell will include a building containing approximately 28,400 rentable square feet. All square footage measurements shall be from the roof "drip line" and in accordance with the Building Owners and Managers Association International ("BOMA") standards for single-tenant industrial/commercial projects. Following Substantial Completion (as defined below) of the Building Shell, LESSOR will, in good faith, certify the actual rentable square feet of the Premises to establish the exact rentable square feet for all purposes of the Lease.

         1.2 MODIFICATIONS. LESSEE agrees that LESSOR may make modifications to the Building Shell design on account of government or lender requirements and otherwise as reasonably determined by LESSOR: provided, however any such modifications shall not: (a) increase or decrease the rentable square feet of the Premises by more than 2%; (b) materially relocate the Building Shell from the area shown on the Building Shell Plans; or (c) materially change the Specifications.

    2. EFFECTIVE DATE/TERM/COMMENCEMENT DATE. Notwithstanding any other provision of the Lease, this Lease shall be effective upon execution by LESSOR and LESSEE ("Effective Date") and shall constitute a legally binding contract for LESSOR to deliver possession of the Premises in accordance with the requirements of this Lease and for LESSEE to accept possession and pay the rentals beginning upon the Commencement Date (as defined below). Notwithstanding that the Effective Date of this Lease is the date of execution of this Lease, LESSEE's obligation to commencement payment of the rentals payable under this Lease shall not commence until the occurrence of the Commencement Date.

         2.1 COMMENCEMENT DATE. Except as otherwise provided in section 5 of this Addendum, the Commencement Date of the Lease shall be the date of the Substantial Completion (as defined below) of the Building Shell and the Tenant Improvements; provided, however, the Commencement Date shall not be earlier than March 1, 1998 nor later than March 31, 1998, except (a) with LESSEE's consent,
(b) on account of delays caused by LESSEE as described in section 5 of this Addendum, or (c) for delays caused by fire, earthquake or other unavoidable casualties or inclement weather conditions not reasonably anticipatable, extraordinary governmental action other than usual permit and inspection procedures, delays encountered in processing building permits and other governmental approvals or inspections, delays encountered as a result of the discovery of any unknown or concealed conditions affecting the Premises, delays caused by general area-wide labor or material shortages or labor disputes (such as strikes or lockouts), or any other causes not the fault of LESSOR or LESSOR's Contractor, subcontractors, agents or employees. In the event that the Commencement Date is delayed past March 31, 1998 on account of the Default of LESSOR or on account of the fault of LESSOR's Contractor in failing to timely cause Substantial Completion of the Building Shell or Tenant Improvements, LESSEE's obligation to begin paying the Base Rent on the Commencement Date shall be abated one (1) day for each day that Substantial Completion is so delayed.

         2.2 LEASE TERM. The term of the Lease ("Lease Term") shall be a period of five (5) years beginning on the Commencement Date; provided, however, if the Commencement Date occurs other than on the first day of a calendar month, the Lease Term shall be deemed extended for a period of time equal to the number of days between the Commencement Date and the beginning of the first full calendar month following the Commencement Date.

         2.3 "LEASE YEAR" DEFINED. The term "Lease Year" means each consecutive twelve (12) month periods during the Lease Term; provided, however, in the case of the first Lease Year, such Lease Year shall be a period of time beginning on the Commencement Date and ending twelve (12) consecutive months following the Commencement Date, and each subsequent Lease Year shall be determined from the anniversary of the expiration of such extended first Lease Year.

    3. BASE RENT/ESCALATION/CONCESSION. Subject to subsection 3.2 of this Addendum, the scheduled monthly "Base Rent" for the Premises for each month during the first Lease Year shall be the product of $.445 per rentable square foot times the total rentable square feet within the Building Shell, which is presently estimated to total 28,400 rentable square feet, provided that in the event of a variance from such estimated rentable square footage, the Base Rent shall be determined based upon the actual rentable square footage of the Premises. "Rent" for the Premises shall be the sum of (a) the Base Rent, (b) the Allowance Amortization Charge as determined under subsection 3.1 of this Addendum, (c) the Operating Expenses as defined in section 4 of this Addendum, and (d) any other amounts becoming payable by LESSEE under the Lease. Subject to any other provisions of this Lease, the Rent shall be payable on the first day of each month.

         3.1 TENANT IMPROVEMENT ALLOWANCE AMORTIZATION. As more particularly provided in sections 5 and 6 of this Addendum, LESSOR will provide a Tenant Improvement Allowance in the amount of $111,000.00 to pay for Tenant Improvement Costs (as defined below) for approximately 4,300 square feet of Tenant Improvements requested by LESSEE. The term "Allowance Amortization Charge" means an amount to be added to the Base Rent calculated as follows: (a) from and after the Commencement Date, determine the aggregate amount of the Allowance expended by LESSOR for Tenant Improvements; (b) amortize the amount of the Allowance based on an economic return equivalent to eleven percent (11%) per annum to derive a monthly payment sufficient to pay in full an amount equal to the Allowance and such economic return over a period of time equal to the five
(5) year Lease Term; and (c) the resulting monthly payment shall equal the Allowance Amortization Charge.

         3.2 INCREASE IN BASE RENT. The Base Rent shall be increased at the beginning of the second Lease Year, and at the beginning of each Lease Year thereafter, in an amount equal to four percent (4%) of the amount of the scheduled Base Rent for the immediately preceding Lease Year.

    4. LESSEE'S PAYMENT OF OPERATING EXPENSES. Subject to subsection 4.3 below, beginning on the Commencement Date, in addition to payment of the Base Rent, LESSEE shall be responsible for payment of all "Operating Expenses" (as defined below). The term "Operating Expenses" means the following expenses and costs of the ownership and operation of the Premises: (a) amounts payable for maintenance contracts required to be procured pursuant to Paragraph 7.1(b) of the Lease (but not the cost of repairs or replacements payable by LESSEE), (b) insurance required to be maintained by LESSOR or LESSEE under the Lease (exclusive of the insurance maintained by LESSEE under Paragraph 8.4 of the Lease), (c) Real Property Taxes, (d) a reasonable reserve for replacement of the roof, (e) assessments and dues payable to any association or other governing body established pursuant to any covenants, conditions or restrictions affecting the Premises as of the date of the Lease, (f) payment of Mello Roos Bond installments, (g) a fire sprinkler monitoring contract if payable separate from the fire sprinkler maintenance contract described in Paragraph 7.1(b) of the Lease, (h) the Administrative Fee described in subsection 4.2 of this Addendum, and (i) the reasonable amount of other ordinary and necessary expenses and costs of operation of the Premises, which are customarily incurred in the operation of similarly situated real estate projects; provided, however, the term "Operating Expenses" does not include (i) the costs of repairs or maintenance required to be performed by LESSEE to the extent such costs exceed the amount of any reserves accumulated from the Operating Expense collections for the particular repair or maintenance item, or (ii) any other items of expense or cost which the terms of the Lease expressly require be paid or incurred by LESSEE, including all utility and trash charges payable by LESSEE under Paragraph 11 of the Lease.

         4.1 METHOD OF PAYMENT. LESSEE shall pay to LESSOR monthly, as additional rent, an amount equal to 1/12 of the projected annual Operating Expenses. Such amount shall be due and payable concurrently with the payment of the applicable Base Rent. Prior to the beginning of each Lease Year, LESSOR will provide LESSEE an annual estimated Operating Budget ("Estimated Operating Budget") for each calendar year or partial year. Subject to LESSEE's payment to LESSOR of the Operating Expenses as provided in this Addendum, LESSOR shall make prompt payment of the Operating Expenses. Any excess or deficit from the estimates shown in the Estimated Operating Budget will be credited or billed to LESSEE within sixty (60) days following the end of the applicable calendar year, and LESSOR shall concurrently furnish LESSEE with a detailed statement showing the actual Operating Expenses incurred for such year. Any deficit will be payable as additional rent within ten (10) days of receipt of a final Operating Budget setting forth the actual expenditures for the applicable year and the deficit. Any excess shall be credited against the next payments of Operating Expenses due from LESSEE. A copy of the Estimated Operating Budget for the first calendar year is attached to this Addendum as EXHIBIT "4", provided that LESSEE acknowledges that such budget represents only LESSOR's good faith estimate of the such expenses and that actual expenses may vary. LESSEE further acknowledges that the amounts and/or categories of expense will likely vary in future years as the Premises ages. Promptly following LESSEE's request, LESSOR shall furnish LESSEE with such additional information as LESSEE may reasonably request with respect to such Operating Expenses.

         4.2 LESSOR'S ADMINISTRATIVE SERVICES. LESSOR agrees to provide certain administrative services to assist LESSEE in the performance of LESSEE's obligations under Paragraphs 7, 8.2, 8.3 and 10 of the Lease in consideration for LESSEE's monthly payment of an administrative fee to LESSOR of four percent (4%) of the Base Rent per month ("Administrative Fee"). Such Administrative Fee shall be payable as a part of the Operating Expenses payable by LESSEE.
LESSOR's administrative services shall consist of the following: LESSOR shall procure, on behalf of LESSEE, maintenance contracts required to be procured by LESSEE under Paragraph 7.1(b) of the Lease, and shall otherwise procure bids and contract proposals from contractors when necessary for LESSEE's performance of its general maintenance and repair obligations under Paragraph 7.1(a) of the Lease. Except with the prior written consent of LESSEE, major items of expense exceeding $10,000.00 shall be competitively bid and LESSOR shall not submit any contracts or proposals for any of such services to be performed by LESSOR or any affiliate of LESSOR, except to the extent such affiliation is disclosed to LESSEE and such contract is competitively priced. LESSOR shall not be liable for any acts or omissions of any such contractors, nor for LESSEE's default in failing to perform any obligation under the Lease, except to the extent of LESSOR's failure to pay any Operating Expense from funds previously provided by LESSEE for the payment of such Operating Expense.

         4.3 OPERATING EXPENSE CONCESSION AND LIMITATIONS. Notwithstanding any other provision, as a concession to induce LESSEE to enter into this Lease and an incentive for LESSEE's faithful performance of all of its obligations under the Lease, LESSOR agrees that LESSEE's obligation to pay Operating Expenses in accordance with this section 4 shall be subject to the following limitations regardless of the actual amount of the Operating Expenses actually incurred:

         (a) For the first twelve (12) months of the Lease Term, the monthly amount of Operating Expenses for which LESSEE will be responsible to pay as a part of the Rent shall be fifteen cents ($0.15) per rentable square foot per month;

         (b) Beginning with the second Lease Year and each Lease Year thereafter including any extension period, the amount of LESSEE's Operating Expense payments shall be subject to a limitation that such amount shall not increase by more than seven percent (7%) over the amount paid by LESSEE during the immediately preceding Lease Year; and

         (c) In calculating Operating Expenses, during the five (5) Lease Years of the original Lease Term (but not any extended term), LESSEE shall not be responsible for increases in real property taxes due to a sale, transfer or refinance of the Premises.

    5. BUILDING SHELL AND TENANT IMPROVEMENTS. LESSOR, at its expense, shall construct the Building Shell. The phrase "Building Shell" means the improvements to be constructed as shown in the Building Shell Plans and Specifications, including (a) roofing, fascia, exterior walls, doors and windows, (b) footings and concrete floors, (c) fire sprinkler system,
(d) conduits and pipes for telephone, electricity, water, fire sprinklers and sewer brought to "stub out" termination points in or above a perimeter wall of the Premises, (e) a main electrical termination panel for the Building,
(f) paving and finish of parking areas, entrance areas and walkways,
(g) landscaping as reasonably determined by LESSOR, and (h) site improvements consisting of street, gutters, sidewalks, curbs, storm drains and erosion control (construction period and permanent) as required to comply with governmental requirements.

         5.1  TENANT IMPROVEMENTS DESCRIPTION.  The phrase "Tenant
Improvements" means all interior improvements which are not a part of the Building Shell, including (1) partitions, walls, doors, (b) all surface finishes, including wall coverings, paint, floor coverings, suspended ceilings and other similar items, (c) duct work, heat pumps, vents, filters, diffusers, terminal boxes and accessories for completion of heating, ventilation and air conditioning systems within the Premises, (d) electrical distribution systems (including panels, subpanels, wires and outlets), lighting fixtures, outlets, switches and other electrical work to be installed in the Premises, (e) plumbing lines, fixtures and accessories, (f) all fire and life safety control systems such as fire walls, fire alarms (including piping, wiring and accessories) to be located in the Premises, (g) entrance door signage and directory listings, as authorized by LESSOR, (h) improvements required for compliance with Title 24; provided, LESSEE's trade fixtures, equipment and personal property (including telephone systems, chairs, tables, furniture, movable partitions and other equipment used in LESSEE's business) shall not be considered part of the Tenant Improvements.

         5.2 DESIGN OF TENANT IMPROVEMENTS. LESSEE shall furnish to LESSOR, a complete set of plans and specifications detailing all Tenant Improvements no later than September 1, 1997 ("Tenant Improvement Plans"). Unless otherwise approved by LESSOR, the Tenant Improvement Plans will be prepared by a qualified, licensed architect selected by LESSEE and reasonably approved by LESSOR, who shall also obtain permits for the plans. If LESSEE delays in providing the Tenant Improvement Plans, such delay shall not change the Commencement Date of the Lease, which shall be the date the Premises would have been available for occupancy, but for any such delay. The Tenant Improvement Plans shall be subject to LESSOR's prior approval, which will not be unreasonably withheld; provided, however, LESSOR shall have the absolute right of disapproval, in its sole discretion, of any Tenant Improvements which (a) alter or otherwise affect any structural component of the Building Shell, (b) are visible from the exterior of the Premises, (c) the Tenant Improvement Plans specify materials which are not readily available or customarily and ordinarily used in similarly situated construction work where the procurement of such materials would cause a delay in Substantial Completion (as defined below), or
(d) if the Tenant Improvement Plans do not provide for the construction of approximately 4,300 rentable square feet of Improved Office Space (as defined below). LESSOR shall have thirty (30) days after receipt of the Tenant Improvement Plans in which to approve or disapprove the Tenant Improvement Plans. If LESSOR does not disapprove the Tenant Improvement Plans within such thirty (30) day period, LESSOR shall be deemed to have approved the Tenant Improvement Plans. If LESSOR reasonably disapproves the Tenant Improvement Plans, LESSEE, at its expense, shall promptly cause the Tenant Improvement Plans to be revised and resubmitted to LESSOR for its review and approval within fifteen (15) days from notice of LESSOR's disapproval. Following LESSOR's approval, LESSOR will have the Architect submit the Tenant Improvement Plans for government plan checking and a building permit, if required, provided, LESSOR shall have the right to approve any changes required by such governmental authorities. The final Tenant Improvement Plans shall be subject to any changes required by governmental authorities.

              5.2.1 "IMPROVED OFFICE SPACE" DEFINED. The term "Improved Office Space" means portions of the rentable area of the Premises other than those to be used for manufacturing or shipping, which are improved with suspended ceilings, air conditioning and heating systems, finished flooring and walls other than the perimeter walls forming the Building Shell.

         5.3 APPROVED CONTRACTOR. Hamann Construction, a licensed general contractor, will be the general contractor for construction of the Building Shell and Tenant Improvements. LESSOR and LESSEE hereby approve Hamann Construction acting as the general contractor ("Contractor"). Contractor's agreed upon mark-up (profit and overhead) for the Tenant Improvements will be twelve percent (12%) of the actual costs incurred in the development and construction of the Tenant Improvements exclusive only of the costs of the preparation of the Tenant Improvement Plans and government permits ("Contractor's Fee"). LESSOR shall obtain from Contractor an estimate of the Tenant Improvement's Costs promptly following LESSOR's approval of the Tenant Improvement Plans ("Contractor's Estimate").

              5.3.1 LESSEE'S REVIEW OF SUBCONTRACTORS' BIDS. LESSEE shall have the right to review the subcontract proposals ("Bids") for the Major Trades (as defined below) required for construction of the Tenant Improvements. No later than thirty (30) days prior to the commencement of construction, LESSOR shall cause Contractor to deliver to LESSEE Bids for each Major Trade from no less than three (3) licensed subcontractors together with a written notice specifying the Bids which Contractor recommends for acceptance. LESSEE shall have the right to reasonably disapprove one of the Bids for each of the Major Trades selected by Contractor by giving LESSOR written notice of any objection that LESSEE may have to such Bids within five (5) days from LESSEE's receipt of the Bids from Contractor; provided, however, LESSEE shall not have the right to disapprove more than one (1) bid within a Major Trade, and Contractor shall have the right to select any of the remaining Bids in such Major Trade category. LESSEE's notice of disapproval shall explain in detail the basis for the disapproval of any Bid recommended by Contractor. Contractor shall have the right to utilize any subcontractors submitting Bids for which LESSEE does not timely give notice of its disapproval. The term "Major Trades" means portions of the construction work consisting of the supply or installation of electrical, heating and air conditioning, fire sprinkler system, framing, drywall, plumbing, painting, floor coverings, suspended ceilings, glass, doors and ceramic tile.

         5.4 PAYMENT OF TENANT IMPROVEMENT COSTS. The phrase "Tenant Improvement Costs" means all actual direct and indirect costs of furnishing, constructing and installing the Tenant Improvements, including (a) costs for design and/or architectural services of the Architect in preparing the Tenant Improvement Plans; provided, however, the maximum design costs payable by LESSOR from the Allowance shall not exceed $6,450.00 and LESSEE shall be solely responsible for payment of any excess design costs, (b) government permit costs applicable to the Tenant Improvements, (c) amounts payable to Contractor for the Contractor's Fee, job site supervision, cleanup, trash and janitorial services and (d) the actual "hard costs" of construction of the Tenant Improvements, including all amounts payable to subcontractors and suppliers.

              5.4.1 LESSOR'S ALLOWANCE. LESSOR agrees to pay a maximum of $111,000.00 for the Tenant Improvement Costs ("Allowance"). The Allowance shall be applied solely to pay the cost of the Tenant Improvements, and under no circumstances shall LESSEE be entitled to any payment on account of any unused portion of the Allowance following completion of the Tenant Improvements and payment of the Tenant Improvement Costs.

              5.4.2 LESSEE'S CONTRIBUTION. Except for LESSOR's Allowance, LESSEE will be responsible for payment of all Tenant Improvement Costs. Following Contractor's selection of the subcontractors for the Major Trades in accordance with subsection 5.3.1 of this Addendum and prior to the commencement of construction, LESSOR shall cause Contractor to provide an estimate of all other Tenant Improvement Costs ("Estimated Tenant Improvement Costs"), and LESSOR shall provide LESSEE written notice of such Estimated Tenant Improvement Costs. The amount of any initial contribution required to be made by LESSEE will be determined based on the Estimated Tenant Improvement Costs, and LESSEE shall pay to LESSOR, as provided in this subsection, an amount equal to the difference between LESSOR's Allowance and the Estimated Tenant Improvement Costs ("Initial Contribution"). LESSEE shall pay such Initial Contribution to an institutional fund control designated by LESSOR and such funds shall be disbursed on a pro rated basis with LESSOR's Allowance based on the percentage of completion of the Tenant Improvements, as reasonably determined by LESSOR.

              5.4.3 CHANGE ORDERS. LESSEE shall have the right to issue change orders to change or eliminate any item or detail contained in the Tenant Improvement Plans and/or the Tenant Improvement Specifications and/or to substitute and/or add other items or details not shown on the Tenant Improvement Plans and/or Specifications, subject to obtaining LESSOR's approval, which approval shall not be unreasonably withheld; provided, however, LESSEE shall not have the right to make any changes that reduce the amount of the Improved Office Space or otherwise make any modifications affecting components that are subject to LESSOR's absolute right of disapproval as provided in subsection 5.3 of this Addendum. LESSEE will be responsible for payment of any excess Tenant Improvement Costs resulting from any changes to the work requested by LESSEE or necessitated by government requirements, following LESSOR's initial approval of the Tenant Improvement Plans. LESSEE shall deposit funds with LESSOR to pay such costs within thirty (30) days following notice from LESSOR of Contractor's estimated cost for any change. If the actual cost of the change is less than the estimate, LESSOR shall refund the difference to LESSEE upon LESSEE's occupancy, and if the actual cost is more than the estimate, LESSEE shall pay the difference within thirty (30) days of a notice from LESSOR documenting such actual costs.

              5.4.4 FINAL RECONCILIATION. Following completion of the construction of the Tenant Improvements, LESSOR shall deliver to LESSEE a final accounting of the Tenant Improvement Costs, including any costs attributable to changes made by LESSEE. If additional amounts are due from LESSEE on account of differences between the Estimated Tenant Improvement Costs and the actual costs incurred, LESSEE shall reimburse LESSOR in the amount of such difference following completion of the construction of the Tenant Improvements and within fifteen (15) days from receipt of a written notice and accounting from LESSOR, If such final accounting shows that the actual Tenant improvement Costs are less than the Estimated Tenant Improvement Costs, then LESSEE shall be entitled to a credit in the amount of any excess paid by LESSEE, which credit shall be applied to the next payment of Base Rent then becoming due.

         5.5 COMPLETION AND ACCEPTANCE OF BUILDING SHELL AND TENANT IMPROVEMENTS. The Commencement Date of the Lease shall not occur until Substantial Completion (as defined in subsection 5.6.2 of this Addendum), except if Substantial Completion is delayed on account of LESSEE's failure to timely submit the Tenant Improvement Plans (or any revisions thereto), LESSEE's request for special materials, finishes or installations (i.e. materials which are not readily available or customarily and ordinarily used in similarly situated construction work) not shown in the Tenant Improvement Plans as approved by LESSOR, changes to the approved Tenant Improvement Plans requested by LESSEE, LESSEE's failure to timely pay amounts required to be paid by LESSEE in connection with such construction or other delays caused by LESSEE. If such delays are encountered, the Commencement Date of this Lease shall occur prior to Substantial Completion of the Tenant Improvements and as of the date such Tenant improvements would have been substantially completed but for such delays by LESSEE.

              5.5.1     "SUBSTANTIAL COMPLETION" DEFINED.  The term
"Substantial Completion" means the date upon which LESSOR satisfies all of the following requirements: (a) the construction of the Building Shell is substantially completed in accordance with the Building Shell Plans, as modified only by any changes requested by LESSEE or as otherwise permitted by this Lease, subject only to minor corrective work which does not affect or limit LESSEE's use of the Premises; (b) the construction of the Tenant Improvements included in the approved Tenant Improvement Plans is substantially completed in accordance with the Tenant Improvement Plans as modified only by any changes requested by LESSEE or as otherwise permitted by this Lease, subject only to minor corrective work which does not affect or limit LESSEE's use of the Premises; (c) LESSOR has procured a certificate of occupancy (whether temporary or permanent) or other applicable permit permitting LESSEE's immediate use and occupancy of the Premises; and (d) LESSOR has given LESSEE written notice stating that such Substantial Completion has occurred and that the Premises are available for LESSEE's immediate possession and occupancy ("Notice of Possession").

    6. LESSOR'S WARRANTY CONCERNING THE CONDITION OF THE PREMISES. Notwithstanding the provisions of Paragraph 2.2 of the Lease, LESSOR's warranty in Paragraph 2.2 of the Lease applies only to the improvements included in the Building Shell, and LESSOR is not making any warranty concerning the physical condition of the Tenant Improvements nor the suitability of such Tenant Improvements for use by LESSEE. Except as provided in this section and in sections 8, 9 and 11 of this Addendum, LESSEE is accepting the Premises in an "AS IS, WHERE IS" condition without representation or warranty by LESSOR. If LESSEE does not give LESSOR written notice of a non-compliance with the warranty provided in Paragraph 2.2 of the Lease within one (1) year after the Commencement Date, correction of any non-compliance shall be the obligation of LESSEE, at LESSEE's sole cost and expense.

          6.1 ENFORCEMENT OF CONTRACTOR WARRANTIES. Notwithstanding the limitation on the LESSOR's warranty under Paragraph 2.2 of the Lease and this section or the time for enforcement of LESSOR's warranty has expired, to the extent that any Warranties provided by the Contractor in connection with the construction of the Premises cover any of the items described in Paragraphs 2.2 or 2.3 of the Lease or LESSOR has any claim against the Contractor on account of any defect or deficiency in the construction of the Premises, upon the written request of LESSEE, LESSOR shall either (a) take such commercially reasonable action as necessary to enforce any such warranties or claims for the benefit of LESSEE to the extent LESSEE incurs or will incur any out-of-pocket expense or cost in the performance of its obligations under this Lease for the repair or maintenance of the Premises on account of any items covered by the Contractor's warranty or as a result of any such defects or deficiencies, provided that LESSOR shall first be entitled to recover its Legal Expenses (as defined below) prior to any reimbursement to LESSEE of any such out-of-pocket expenses, or
(b) assign to LESSEE the right to enforce any such warranties or claims, provided any such assignment shall be effective only to the extent LESSEE incurs or will incur any out-of-pocket expense or cost in the performance of its obligations under this Lease for the repair or maintenance of the Premises on account of any items covered by the Contractor's warranty or as a result of any such defects or deficiencies, and LESSOR shall be entitled to receive any excess recovery after deduction of LESSEE's Legal Expenses (as defined below).

          6.2 "LEGAL EXPENSES" DEFINED. For purposes of this section, the term "Legal Expenses" means reasonable attorneys' fees and costs (including any expert witness fees), including attorneys' fees and costs in connection with the enforcement of any award or judgment or any appellate proceedings, which Legal Expenses are Incurred by LESSOR in the event LESSOR elects to enforce warranties or claims in any legal proceedings against the Contractor, or incurred by LESSEE, in the event LESSOR assigns the right to LESSEE to enforce such warranties or claims directly against the Contractor.

          6.3 LIMITATIONS. Nothing in this section shall be construed or applied to expand the scope of LESSOR's warranties under Paragraph 2 of the Lease or otherwise extend the time for LESSEE's enforcement of LESSOR's warranties.

     7. LESSOR'S WARRANTY OF COMPLIANCE WITH BUILDING CODE AND RESTRICTIONS. Notwithstanding the provisions of Paragraph 2.3 of the Lease but subject to section 6 of this Addendum, LESSOR's warranty is subject to the following limitations: (a) the warranty applies only to the improvements included in the Building Shell, and LESSOR is not making any warranty concerning the compliance of the Tenant Improvements with such codes, regulations, ordinances and restrictions; (b) the warranty only applies to any condition which (i) violates building codes, regulations or ordinances, and (ii) has a material, adverse impact on LESSEE's use of the Premises for manufacturing and selling self-heating devices for food packaging and other containers, including incidental general office use; and (c) LESSEE, not LESSOR, shall be responsible for any modifications or improvements required on account of special Americans With Disabilities Act ("ADA") requirements resulting from any unusual use or employment practices of LESSEE which are not ordinary and customary to the use or practices of tenants generally in similarly situated real estate projects. If LESSEE does not give LESSOR written notice of a non-compliance with the warranty provided in Paragraph 2.3 of the Lease within one (1) year after the Commencement Date, correction of any non-compliance shall be the obligation of LESSEE, at LESSEE's sole cost and expense.

     8. RIGHT OF FIRST OFFER. LESSEE shall have a Right of First Offer to purchase the Premises strictly on the terms and conditions described in this section; provided, however, that all conditions and requirements for the exercise of an Option under Paragraph 39.4 of the Lease shall apply to LESSEE's entitlement to exercise such Right of First Offer. All of LESSEE's rights under this section shall automatically terminate in the event of the occurrence of a Default or other event or circumstance described in Paragraph 39.4 which would disqualify LESSEE from the exercise of an Option, either at the time LESSOR would otherwise be required to give an Offer Notice as described in subsection
8.1 of this Addendum or at any later time prior to the consummation of any sale of the Premises to LESSEE.

          8.1 OFFER NOTICE. If LESSOR desires sell the Premises during the Lease Term or any extension period, LESSOR agrees to provide LESSEE with a written notice ("Offer Notice") of LESSOR's intent to sell the Premises before entering into any binding agreement to sell the Premises to a third party ("Third Party Sale"); provided, however, nothing in this provision shall be construed or applied to require LESSOR to sell the Premises and this section shall only apply if LESSOR, in its sole discretion, elects to sell the Premises. The Offer Notice shall set forth all of the material terms ("Offer Terms") of the proposed offering including the proposed price, deposit, down payment, due diligence period and escrow period for the sale of the Premises.

          8.2 ACCEPTANCE OF OFFER TERMS. LESSEE shall have sixty (60) days after the delivery of the Offer Notice described above to elect to purchase the Premises by (a) giving written notice to LESSOR of such election, and (b) executing and delivering to LESSOR within such thirty (30) day period the written acceptance of the Offer Terms. If LESSEE does not elect to purchase the Premises on the Offer Terms within such thirty (30) day period, then LESSOR may sell the Premises to a third party in accordance with the requirements of subsection 8.3 below.

          8.3 THIRD PARTY SALE. If LESSEE does not elect to purchase the Premises in accordance with subsection 8.2 above, LESSOR shall thereafter for a period of twelve (12) months be free to offer the Premises for sale and close of escrow for such sale to a third-party on terms and conditions which do not constitute a Material Deviation from the Offer Terms submitted to LESSEE and otherwise on such terms and conditions as may be agreed upon between LESSOR and such third party. The term "Material Deviation" means and refers only to (a) a sales price that is less than ninety-five percent (95 %) of the sales price included in the Offer Terms, or (b) a cash down payment in an amount less than ninety-five percent (95%) of that included in the Offer Terms. If LESSOR decides to proceed with a Third Party Sale of the Premises on terms and conditions constituting a Material Deviation, then LESSOR shall resubmit to LESSEE a new Offer Notice ("Resubmitted Offer") in accordance with the procedure provided in subsection 8.1 above which new Offer Notice shall be on such terms and conditions as determined by LESSOR, and all terms and conditions of this section shall apply to such Resubmitted Offer, and the time permitted for LESSEE's delivery of an acceptance notice shall be ten (10) days from the delivery of the Resubmitted Offer.

     9. OPTION TO EXTEND. Subject to the provisions of Paragraph 39 of the Lease, LESSEE shall have the option to extend the Lease Term for one additional term of three (3) years under the following conditions: the option shall be exercised only by written notice delivered to LESSOR no earlier than nine (9) months and no later than six (6) months before the expiration of the initial Lease Term. if LESSEE fails for any reason to give such written notice during the prescribed time period, such option rights shall automatically terminate and be of no further force or effect and LESSEE shall not have any other right to extend the Original Term.

          9.1 BASE RENT DURING EXTENDED TERM. The Base Rent for the first Lease Year of the extension term shall be fifty-six cents ($0.56) and such Base Rent shall be subject to adjustment in accordance with subsection 3-2 of this Addendum. LESSEE shall also remain obligated to pay Operating Expenses and any other Rent due under this Lease the same as such Rent is payable during the Original Term.

          9.2 REMAINING LEASE TERMS. Except as provided in subsection 9.1 of this Addendum, if LESSEE elects to extend the Original Term, all other terms and conditions of the Lease shall remain in effect during such extended term except:
(a) no tenant improvements or allowances shall be provided by LESSOR, and LESSEE shall be deemed to have extended the term of the Lease and accepted the Premises "AS IS" in their then existing condition and without representation or warranty from LESSOR; and (b) upon expiration of the three
(3) year extension, LESSEE shall have no further right to extend the term of the Lease.

     10. HAZARDOUS MATERIALS QUESTIONNAIRE. Without limited LESSEE's obligations under Subparagraph 6.2 of the Lease regarding compliance with Applicable Laws concerning Hazardous Substances, LESSEE shall, within ten (10) days from the execution, complete and deliver to LESSOR for its filing with applicable government authorities a Hazardous Materials Questionnaire in the form set forth in EXHIBIT "5" annexed to this Addendum.

     11. CORPORATE RESOLUTION. Within ten (10) days of Lease execution, LESSEE shall provide LESSOR with a certified copy of a Corporate Resolution authorizing the person(s) designated below to execute this Lease on the behalf of LESSEE and thereupon become a binding contractual obligation of LESSEE.

     12. SPECIAL LESSOR RIGHT OF TERMINATION/ESCROW ACCOUNT. No later than December 31, 1997, LESSEE shall deposit in an institutional escrow account designated by LESSOR ("Escrow"), the amount of $354,858.00 representing the estimated Base Rent for months 2 through 12 and 14 through 23 and the estimated Operating Expense payments payable by LESSEE for months 2 through 22 of the Lease Term; provided, however, the Base Rent and Operating Expense payment for the first month is payable upon execution as provided in Paragraph 1.6 of the Lease, and the Base Rent due for the 13th month is payable from the Security Deposit as provided in Paragraph 1.7 of the Lease. The Base Rent and estimated Operating Expense payments for the applicable months shall be paid from this Escrow as and when such amounts become due and payable; provided, however,
(a) LESSEE shall separately pay to LESSOR as due any additional amount required to fully pay on account of (i) any adjustment in the Base Rent attributable to a variance in rentable square feet as provided in section 3 of this Addendum, and
(ii) any additional Base Rent due on account of the increases In Base Rent due under subsection 3.2 of this Addendum; and (b) if the amount of the Operating Expenses payable under section 4 of this Addendum exceeds the estimated amount deposited in the Escrow, LESSEE shall separately pay to LESSOR any additional amount required to fully pay the Operating Expenses in accordance with section 4 of this Addendum as and when such amounts become due. Concurrently with the deposit of such funds in Escrow, LESSEE shall execute such escrow instructions as may be reasonably required by LESSOR and the Escrow company to provide for such deposits and disbursements from the Escrow, provided such instructions shall provide: (i) except for disbursements to pay the applicable Base Rent and Operating Expense payments, LESSEE shall not have the right to cause or make any other disbursements or withdrawals from the Escrow; (ii) LESSEE shall be responsible for payment of all costs of establishing and maintaining such Escrow; and (iii) prior to disbursement, the deposited funds shall be held in an interest bearing account with interest credited to the account of LESSEE provided such interest shall only be disburseable to LESSEE following the disbursement of the amounts payable for the Base Rent and Operating Expenses to be paid from the Escrow and after payment of all Escrow costs and charges. In the event LESSEE fails to deposit such funds into the Escrow on or before December 31, 1997 or fails to execute and deliver the requested Escrow instruction, LESSOR, at LESSOR's option, may unilaterally cancel and terminate this Lease by giving LESSEE written notice of election and upon such notice the Lease shall be null and void and of no further force or effect. In the event of such cancellation, LESSEE shall not be entitled to reimbursement for any design costs incurred by LESSEE in connection with the design of the Tenant Improvements or preparation of the Tenant Improvement Plans as provided in subsection 5.5 of this Addendum.

          12.1 LIQUIDATED DAMAGES. In the event LESSEE fails to deposit such funds into Escrow on or before December 31, 1997 or fails to execute and deliver the requested Escrow instruction, and LESSOR unilaterally cancels and terminates the Lease, LESSOR, at LESSOR's option, may retain LESSEE's Security Deposit as defined in Paragraph 1.7 of the Lease as Liquidated Damages for LESSEE's failure to perform under section 12 of this Addendum.

     13. NO BINDING OFFER. LESSOR'S SUBMISSION OF THIS DOCUMENT FOR EXAMINATION, NEGOTIATION AND/OR SIGNATURE BY LESSEE DOES NOT CONSTITUTE AN OFFER TO LEASE, NOR A RESERVATION OF, NOR AN OPTION FOR THE LEASE OF THE PREMISES.
THE DOCUMENT SHALL NOT BE BINDING AND IN EFFECT AGAINST EITHER PARTY UNTIL AT LEAST ONE COUNTERPART OF THIS LEASE IS FULLY EXECUTED AND DELIVERED BY LESSOR AND LESSEE.

                              "LESSOR"

                              W.H. POMERADO LLC,
                              a California Limited Liability Company
                              By Its Manager:

                                   Hamann Properties, Inc.,
                                   a California corporation


Dated:    August 11, 1997          By: /s/ Jeffrey C. Hamann
                                      ---------------------------------------
                                       Jeffrey C. Hamann, President


Dated:    August 11, 1997          By: /s/ Gregg Hamann
                                      ---------------------------------------
                                       Gregg Hamann, Secretary


                              "LESSEE"

                              ONTRO, INC.,
                              a California corporation


Dated:    August 11, 1997          By: /s/ James A. Scudder
                                      ---------------------------------------
                                       James A. Scudder, President and CEO

                                  LEGAL DESCRIPTION
                                   [TO BE INSERTED]



                                    EXHIBIT "1" TO
                                  ADDENDUM TO LEASE

                                 BUILDING SHELL PLANS
                                   [TO BE INSERTED]



                                    EXHIBIT "2" TO
                                  ADDENDUM TO LEASE

                                    SPECIFICATIONS
                                   [TO BE INSERTED]



                                    EXHIBIT "3" TO
                                  ADDENDUM TO LEASE

                              ESTIMATED OPERATING BUDGET
                                   [TO BE INSERTED]



                                    EXHIBIT "4" TO
                                  ADDENDUM TO LEASE